WHEN RECORDED MAIL TO:

RED ROCK LODGING ASSOCIATES, L.C.
2601 NO. CANYON ROAD, SUITE 203
PROVO, UT 84604

                                 WARRANTY DEED

11640

East Bay Lodging Associates, Ltd., a Utah limited partnership, grantor,

of Provo, State of Utah,
hereby CONVEY and WARRANT to

Red Rock Lodging Associates, L.C., a Utah limited liability company grantee,
of PROVO, County of UTAH, State of Utah, for the sum of Ten dollars and other good and valuable consideration,

the following tract of land in WASHINGTON County, State of Utah, to-wit:

SG-5-2-31-3342-1

                           See Attached Exhibit "A"







WITNESS the hand of said grantor, this       day of           , 199 .
Signed in the presence of

                                          EAST BAY LODGING ASSOCIATES, LTD.
                                          A Utah limited partnership
-------------------------------------

/s/ David A. Peterson                     By /s/ Glen A. Overton
-------------------------------------       ----------------------------------
                                                 GLEN A. OVERTON, partner

/s/ David A. Peterson                     By /s/ Kim Overton
-------------------------------------       ----------------------------------
                                                 KIM OVERTON, partner


STATE OF UTAH

COUNTY OF

On the 24th day of December, 1997, personally appeared before me
GLEN A. OVERTON and KIM OVERTON as partners of
EAST BAY LODGING ASSOCIATES, LTD., a Utah limited partnership, the signer(s) of the foregoing instrument, who duly acknowledged to me that they executed the same, for and on behalf of said partnership, with power to do so given by the partnership agreement and/or amendments thereto, of said EAST BAY LODGING ASSOCIATES, LTD., a Utah limited partnership.


                                          /s/ Deborah A. Whitlock
                                          ---------------------------------
                                                    Notary Public

My commission Expires 11/1999                        PROVO, UTAH


                                    [SEAL]

                              EXHIBIT A

BEGINNING at a point S 0DEG. 48' 46" E 4.86 feet along the section line and N 89DEG. 12' 12" E, 196.18 feet from the Northwest Corner of the Southwest 1/4, of the Southwest 1/4 of Section 31, Township 42 South, Range 15 West, Salt Lake Base and Meridian; thence N 89DEG. 12' 12" E, 410.58 feet to the West Line of the I-15 Frontage Road and a point on a curve to the right, the radius point of which bears S 73DEG. 30' 44" W, 1349.86 feet; thence Southeasterly 362.02 feet along the arc of said curve and the west line of said frontage road; thence S 89DEG. 00' 06" W, 813.06 feet; thence S 0DEG. 59' 54" E, 144.20 feet to a point on the North line of 1470 South Street; thence N 89DEG. 03' 46" W, 261.58 feet along the North line of said 1470 South Street; thence N 0DEG. 48' 46" W, 61.00 feet; thence N 89DEG. 02' 33" E, 16.48 feet; thence N 0DEG. 48' 46" W, 99.72 feet; thence S 89DEG. 02' 33"
W, 33.00 feet; thence N 01DEG. 27' 42" W, 17.58 feet; thence S 88DEG. 32' 18"
W, 8.44 feet; thence N 0DEG. 58' 28" W, 36.63 feet; thence N 0DEG. 56' 15" E,
279.68 feet to the point of Beginning.

                             NON-FOREIGN CERTIFICATION
    [CORPORATION, PARTNERSHIP, TRUST, OF ESTATE TRANSFEROR(S)]

1. SECTION 1445 OF THE INTERNAL REVENUE CODE PROVIDES THAT A TRANSFEREE OF A UNITED STATES REAL PROPERTY INTEREST MUST WITHHOLD TAX IF THE TRANSFEROR IS
   A FOREIGN CORPORATION, FOREIGN PARTNERSHIP, FOREIGN TRUST, OR FOREIGN ESTATE.

2. IN ORDER TO INFORM THE TRANSFEREE THAT WITHHOLDING OF TAX IS NOT REQUIRED UPON THE DISPOSITION OF THE UNITED STATES REAL PROPERTY DESCRIBED AS
   FOLLOWS:

                            SEE ATTACHED EXHIBIT "A"

    THE UNDERSIGNED HEREBY CERTIFIES THE FOLLOWING ON BEHALF OF THE TRANSFEROR:

    A.  EAST BAY LODGING ASSOCIATES, LTD.    [NAME OF TRANSFEROR] IS NOT A
        FOREIGN CORPORATION, FOREIGN PARTNERSHIP, FOREIGN TRUST, OR FOREIGN ESTATE (AS THOSE TERMS ARE DEFINED IN THE INTERNAL REVENUE CODE AND INCOME TAX REGULATIONS):

    B.  EAST BAY LODGING ASSOCIATES, LTD.     [NAME OF TRANSFEROR]'S U.S.
        EMPLOYER IDENTIFICATION NUMBER IS __________________________, AND

    C.  EAST BAY LODGING ASSOCIATES, LTD.     [NAME OF TRANSFEROR]'S OFFICE
        ADDRESS IS _____________________________________________________________
        ________________________________________________________________________

    D. THERE ARE NO OTHER PERSONS OR ENTITIES THAT HAVE AN OWNERSHIP INTEREST IN THE ABOVE DESCRIBED PROPERTY OTHER THAN THAT SET FORTH ABOVE IN SUBPARAGRAPH B.

3.  THE UNDERSIGNED HEREBY FURTHER CERTIFIES AND DECLARES

    A. I (WE) UNDERSTAND THAT THE PURCHASER OF THE ABOVE DESCRIBED PROPERTY INTENDS TO RELY ON THE FOREGOING REPRESENTATIONS IN CONNECTION WITH THE UNITED STATES FOREIGN INVESTMENT IN REAL PROPERTY TAX ACT.
        (94 STAT 2682 AS AMENDED).

    B. I (WE) UNDERSTAND THIS CERTIFICATION MAY BE DISCLOSED TO THE INTERNAL REVENUE SERVICE BY TRANSFEREE AND THAT ANY FALSE STATEMENT CONTAINED IN THIS CERTIFICATION MAY BE PUNISHED BY FINE, IMPRISONMENT, OR BOTH.

UNDER PENALTIES OF PERJURY I (WE) DECLARE I (WE) HAVE EXAMINED THIS CERTIFICATION AND TO THE BEST OF MY KNOWLEDGE AND BELIEF, IT IS TRUE, CORRECT AND COMPLETE AND I (WE) FURTHER DECLARE THAT I (WE) HAVE AUTHORITY TO SIGN THIS DOCUMENT ON BEHALF OF EAST BAY LODGING ASSOCIATES, LTD.
                                                 [NAME OF TRANSFEROR]

DATE:    12/24/97
     -------------------

OWNER:  /s/ Glen A. Overton
      ------------------------------------

BY: /s/ Glen Overton                           TITLE:  President
   ---------------------------------------           --------------------------

BY:                                            TITLE:
   ---------------------------------------           --------------------------

(THIS DOCUMENT MUST BE RETAINED UNTIL THE END OF THE FIFTH TAXABLE YEAR FOLLOWING THE TAXABLE YEAR IN WHICH THE TRANSFER TAKES PLACE)

CONSULT YOUR ATTORNEY AND/OR TAX ADVISOR--NO REPRESENTATION OR RECOMMENDATION IS MADE BY FIRST TITLE OF UTAH, INC. CONCERNING THE LEGAL SUFFICIENCY AND/OR TAX CONSEQUENCES OF THIS DOCUMENT. YOU MAY BE REQUIRED TO FILE A COPY OF THIS DOCUMENT WITH THE INTERNAL REVENUE SERVICE. THESE ARE QUESTIONS FOR YOUR ATTORNEY OR TAX ADVISOR.

[SEAL]                   ARTICLES OF ORGANIZATION
                                   OF
                       RED ROCK LODGING ASSOCIATES, L.C.


     The undersigned two or more persons hereby form a limited liability company under the Utah Limited Liability Company Act and adopt and certify as the Articles of Organization of such limited liability company the following:

     I.    NAME:         The name of the limited liability company is:
                         Red Rock Lodging Associates, L.C.

     II.   DURATION:     The period of its duration:

     The duration of the company shall be thirty-nine years from the date of filing of these Articles of Organization with the Division of Corporations of the State of Utah.

     III.  PURPOSE:      The business purpose for which this limited
liability company is organized includes, but is not limited to, the following:

     The Company shall engage in the business of acquisition, development and operation of lodging facilities, and other related hotel activities, including but not limited to the development of hotel or motel properties.

     In addition, the Company shall have unlimited power to engage in and do any lawful act concerning any or all lawful businesses for which limited liability companies may be organized according to the laws of the State of Utah, excluding banking and insurance, including all powers and purposes now and hereafter permitted by law to a limited liability company.

     IV.   AGENT:

           A.   The address of the registered office in Utah is:
                     2601 North Canyon Road, Suite 203
                     Provo, UT  84604

           B. The name and address of the registered agent at the office in Utah is:
                     Glen A. Overton
                     2601 North Canyon Road, Suite 203
                     Provo, UT  84604

     I, Glen A. Overton, do this date hereby voluntarily accept and agree to serve as Registered Agent for Red Rock Lodging Associates, L.C.

                                         /s/ Glen A. Overton
                                   ---------------------------------
                                   Glen A. Overton, Registered Agent

    V. DIVISION APPOINTMENT: The Utah Division of Corporations is hereby appointed the agent of this limited liability company for service of process if the registered agent has resigned, the agent's authority had been revoked or the agent cannot be found or served with the exercise of reasonable diligence.

    VI. CAPITOL: The total amount of cash and a description and agreed value of property other than cash initially contributed to the Company is:

         A minimum One Thousand Dollars cash

    The total additional contributions, if any, agreed to be made by all members and the times at which or events upon the happening of which they shall be made:

    Additional equity contributions shall be made at such times and in such amounts as may be agreed by the Company and the members or as provided in the Operating Agreement of the Company.

    Loans from members maybe made to and accepted by the company and are authorized to be repaid on a preferential loan basis.

    VII. OWNERSHIP: The right, if given, of the members to admit additional members, and the terms and conditions of the admission:

    Additional members may be submitted at such times and on such terms and conditions as all members may unanimously agree and as provided in the Operating Agreement of the Company.

    Ownership interest may be transferred only upon the prior approval of all members.

    VIII. TERMINATION: This business and association shall terminate and dissolve upon the death, retirement, resignation, expulsion, or bankruptcy of any member. The right of the remaining members of the limited liability company to continue the business on the death, retirement, resignation, expulsion, bankruptcy, or dissolution of a member or occurrence of any other event which terminated the continued membership of a member in the limited liability company is as permitted by statute and as follows:

    The remaining members of the Company may continue the business upon the termination of membership of a member on the Company upon unanimous agreement and as provided in the Operating Agreement of the Company.

    IX.   MANAGEMENT:

    The Company is to be managed by its members: East Bay Lodging Associates, Ltd., through its designated officers and agents, 2601 North Canyon Road, Suite 203, Provo, Utah 84604, and Bountiful Investment Group, through its designated officers and agents, 14675 Interurban Avenue South, Seattle, Washington 98168.

    The members of the company are: (1) East Bay Lodging Associates, Ltd., a Utah Limited Partnership, as to a 50% ownership as a member, and (2) Bountiful Investment Group, as to a 50% ownership as a member, being a Neveda Corporation; with such capital accounts, management control, and percentage ownerships and rights to receive profits and losses as are set forth in the Operating Agreement, Membership Certificates and such other written agreements between the members.

    X. INDEMNIFICATION: Other provisions for the regulation of the internal affairs of the limited liability company are:

    1. The Company shall indemnify any individual made a party to a proceeding because he is or was a manager, officer, organizer, employee or agent of the Company against liability incurred in the proceeding if:

          a. He conducted himself in good faith;

          b. He reasonably believed that his conduct was in or at least not opposed to the Company's best interest; and

          c. In the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful.

    2. Indemnification shall also be provided for an individual's conduct with respect to an employee benefit plan if the individual reasonably believed his conduct to be in the interests of the participants in and beneficiaries of such plan.

    3. The Company shall pay for or reimburse the reasonable expenses incurred by a manager, officer, organizer, employee or agent of the Company who is a party to a proceeding in advance of final disposition of the proceeding if:

          a. The individual furnishes the Company a written affirmation of his good faith belief that he has met the standard of conduct described herein;

          b. The individual furnishes the Company a written undertaking executed personally or on his behalf to repay the advance of it is ultimately determined that he did not meet the standard of conduct; and

          c. A determination is made that the facts then known to those making the determination would not preclude indemnification under the law.

The undertaking required by this paragraph shall be an unlimited general obligation, but need not be secured and may be accepted without reference to financial ability to make repayment.

    4. The indemnification and advance of expense authorized herein shall not be exclusive to any other rights to which any manager, officer, organizer, employee or agent may be entitled under any Operating Agreement, by-law, agreement, vote of members or disinterest managers or otherwise. The Articles of Organization shall not be interpreted to limit in any manner the indemnification or right to advancement for expenses of an individual who would otherwise be entitled thereto. These Articles of Organization shall be interpreted as mandating indemnification and advancement of expenses to the extent permitted by law.

    5. In addition to the foregoing, the Company shall indemnify and save the organizers harmless for all acts taken by them as organizers of the Company, and shall pay all costs and expenses incurred by or imposed upon them as a result of the same, including compensation based upon the usual charges for expenditures required of them in pursuit of the defense against any liability arising on the account of acting as organizers or on account of enforcing the indemnification right hereunder, and the Company releases them from all liability for any such act as organizers not involving willful or grossly negligent misconduct.

    IN WITNESS WHEREOF, the Articles of Organization are executed under penalties of perjury by all of the members of the Limited Liability Company effective as of the 22nd day of September, 1997.

/s/ GLEN A. OVERTON
----------------------------------
Glen A. Overton, General Partner
East Bay Lodging Associates, Ltd.


/s/ WADE B. COOK
----------------------------------
Wade B. Cook, President
Bountiful Investment Group
formerly Profit Financial Real Estate Management Company

STATE OF UTAH    )
                 ) SS.
COUNTY OF UTAH   )

    On the 4 day of DECEMBER, 1997 personally appeared before me GLEN A. OVERTON signer of the above instrument, who duly acknowledged to me that he executed the same.

My Commission Expires                   /s/ Deborah A. Whitlock
NOVEMBER 1999                           -------------------------
                                        Notary Public
[STAMP]


                                        Residing at

                                        Provo, UT
                                        -------------------------


STATE OF WASHINGTON   )
                      ) ss.
COUNTY OF KING        )

    On the 2nd day of DECEMBER, 1997 personally appeared before me WADE B. COOK signer of the above instrument, who duly acknowledged to me that he executed the same.

My Commission Expires                   /s/ [ILLEGIBLE]
OCTOBER 1999                            -------------------------
                                        Notary Public
[STAMP]


                                        Residing at

                                        Bellevue, WA
                                        -------------------------